Exhibit 99.1
FOR IMMEDIATE RELEASE
Group 1 Automotive Board Declares Quarterly Dividend and the Company Provides Share Repurchase Update
HOUSTON, TX, November 15, 2023 - Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 201 dealerships located in the U.S. and U.K., today announced its board of directors declared a quarterly dividend of $0.45 per share that will be payable on December 15, 2023, to stockholders of record as of December 1, 2023. The dividend is consistent with the Company's previously announced increase of 20% in its annualized dividend rate from $1.50 per share in 2022 to $1.80 per share in 2023.

The Company also updated its year-to-date share repurchase activity of 678,743 shares of common stock at an average price of $233.31 for a total of $158.4 million, which represents approximately 4.7 percent of Group 1's outstanding common shares at January 1, 2023. As of November 15, 2023, the Company had $157.7 million available under its current share repurchase authorization. Purchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions. The Company expects that any repurchase of shares will be funded by cash from operations. Repurchased shares will be held in treasury.
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 201 automotive dealerships, 269 franchises, and 41 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions, on a timely basis, if at all and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the armed conflicts in Ukraine and the Middle East and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, and (l) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Terry Bratton
Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223
cwoods@piercom.com
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